November 1, 2022

BNY Mellon Investment Funds IV, Inc.

-BNY Mellon Floating Rate Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), has engaged Alcentra NY, LLC ("Alcentra NY") to serve as the sub-adviser to BNY Mellon Floating Rate Income Fund (the "Fund"), pursuant to a sub-advisory agreement between BNYM Investment Adviser and Alcentra NY. As sub-adviser to the Fund, Alcentra NY, subject to BNYM Investment Adviser's supervision, provides day-to-day management of the Fund's investments. Alcentra NY, located at 200 Park Avenue, 7th Floor, New York, New York 10166, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. Alcentra NY was founded in 2002 and, together with Alcentra Limited, managed more than $34 billion in assets as of September 30, 2022. Alcentra NY is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton ("Franklin Templeton"). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

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